THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Julian A. Brodsky

Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Gregory P. Chandler

Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Lisa A. Dolly, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Lisa A. Dolly

Lisa A. Dolly

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Nicholas A. Giordano

Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Arnold M. Reichman

Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Robert Sablowsky

Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Brian T. Shea, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Brian T. Shea

Brian T. Shea

THE RBB FUND, INC.

(the “Company”)

THE RBB FUND TRUST

(the “Trust”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert A. Straniere, hereby constitutes and appoints Steven Plump, Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Jillian L. Bosmann, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director/Trustee or officer, or both, of the Company and of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 8, 2022

/s/ Robert Straniere

Robert Straniere